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                                                                     EXHIBIT 23c





                               CONSENT OF COUNSEL


           I hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of the references to me under the headings "Item 1. Business - Environmental Matters" and "Item 3. Legal Proceedings" in the Annual Report on Form 10-K of ArvinMeritor, Inc. for the fiscal year ended September 30, 2000.








                                                   /s/   Vernon G. Baker, II
                                                   ---------------------------
                                                         Vernon G. Baker, II

Date:  April 11, 2001